EXHIBIT 10.13
         Lease Agreement between the Registrant and Aetna Life Insurance
                          Company, dated July 24, 1996

                                 LEASE AGREEMENT
                                      (Net)
                             Basic Lease Information

Lease Date:                     July 24, 1996

Lessor:                         Aetna Life Insurance Company,
                                a Connecticut Corporation

Lessor's Address:               P.O. Box 19693, 30 Executive Park, Suite 100
                                Irvine, California  92713-9693

Lessee:                         Wonderware Corporation,
                                a Delaware Corporation

Lessee's Address:               100 Technology Drive
                                Irvine, CA  92618

Premises:                       Approximately 18,800 square feet as shown on
                                Exhibit A

Premises Address:               15285 Alton Parkway, Suites 100, 200 and 300
                                Irvine, CA  92618

Park:                           213,585 square feet

Term: October 1, 1996 ("Commencement Date"), through February 28, 2002 ("Expiration Date")

Base Rent (P. 3)                Fifteen Thousand Forty Dollars and No Cents
                                ($15,040.00) per month.

Adjustments to Base Rent:       October 1, 1997           $15,642.00 per month
                                October 1, 1998           $16,268.00 per month
                                October 1, 1999           $16,919.00 per month
                                October 1, 2000           $17,596.00 per month
                                October 1, 2001           $18,300.00 per month

Letter of Credit                Eighteen Thousand Three Hundred Dollars and No
                                Cents ($18,300.00)

Cleaning Deposit (P. 4.B):      N/A

*Lessee's Share of Operating Expenses (P. 6.A):                 8.8% of the Park
*Lessee's Share of Tax Expenses (P. 6.B):                       8.8% of the Park
*Lessee's Share of Common Area Utility Costs (P. 7):            8.8% of the Park
*The amount of Lessee's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses:                 Office, Production, Light Manufacturing, Storage
                                and Distribution, Subject to Lessor's
                                Reasonable Approval for Any Change in Use.

General Liability Insurance     Bodily injury limit of not less than
                                $1,000,000.00 per occurrence;

Amount (P. 12):                 Property damage limit of not less than
                                $1,000,000.00 per occurrence;

                                Combined  single limit of not less than
                                $2,000,000.00.

Unreserved Parking Spaces:      Sixty Four (64) nonexclusive and undesignated
                                spaces

Broker (P. 38):                 Kim Josephson; CB Commercial, 24422 Avenida de
                                la Carlota, Suite 120, Laguna Hills, CA 92653

Exhibits:                       Exhibit A - Premises, Building, Lot and/or Park
                                Exhibit B - Tenant Improvements
                                Exhibit C - Rules and Regulations
                                Exhibit D - Intentionally Omitted
                                Exhibit E - Sign Criteria
                                Exhibit F - Hazardous Materials Disclosure
                                  Certificate
                                Exhibit G - Change of Commencement Date

Addenda:                        Addendum I
Tenant Improvement Allowance:   $75,200.00.  See Exhibit "B"

NNNLSE:  11/10/94



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                               LEASE AGREEMENT


DATE: This Lease is made and entered into as of the Lease Date defined on Page 1. The Basic Lease information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1. Premises: Lessor hereby leases the Premises to Lessee upon the terms and conditions contained herein. Lessor hereby grants to Lessee a revocable license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Park, subject to the terms of this Lease.


2. Adjustment of Commencement Date; Condition of the Premises: If Lessor cannot deliver possession of the Premises on the Commencement Date, Lessor shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the termination date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Lessor to Lessee. In the event the commencement date of this Lease is other than the Commencement Date provided on Page 1, Lessor and Lessee shall execute a written amendment to this Lease, substantially in the form of Exhibit G hereto, wherein the parties shall specify the actual commencement date, termination date and the date on which Lessee is to commence paying Rent. In the event that Lessor permits Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be at Lessee's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Lessor shall have the right to impose such additional conditions on Lessee's early entry as Lessor shall deem appropriate. By taking possession of the Premises, Lessee shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair, in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Lessee hereby acknowledges and agrees that neither Lessor nor Lessor's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Lessee's business, Lessee's intended use of the Premises or for any other purpose, and that neither Lessor nor Lessor's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.


3. Rent: On the date that Lessee executes this Lease, Lessee shall deliver to Lessor the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Lessee is required to pay Base
Rent), the Security Deposit, the Cleaning Deposit, and all insurance certificates evidencing the insurance required to be obtained by Lessee under Paragraph 12 of this Lease. Lessee agrees to pay Lessor, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Lessor's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Lessee shall pay Lessor in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as additional rent Lessee's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, administrative expenses and Utility Expenses, as specified in Paragraphs 6.A., 6.B., 6.C. and 7 of this Lease, respectively. Additionally, Lessee shall pay to Lessor as additional rent hereunder, immediately on Lessor's demand therefor, any and all costs and expenses incurred by Lessor to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Lessee, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Lessor permits Lessee to occupy the Premises without requiring Lessee to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Lessee shall otherwise perform all other obligations of Lessee hereunder, including, but not limited to paying to Lessor any and all amounts considered additional rent, such as Lessee's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and administrative expenses. If, at any time, Lessee is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Lessor of Lessee's requirement to pay rental payments shall be null and void and Lessee shall immediately pay to Lessor all rental payments waived by Lessor. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.      Letter of Credit and Cleaning Deposit:

        A. Letter of Credit: Upon Lessee's execution of this Lease, Lessee shall deliver to Lessor, an irrevocable Letter of Credit for the performance by Lessee of its obligations under this Lease, the amount described on Page 1. If Lessee is in default, Lessor may, but without obligation to do so, use the Letter of Credit, or any portion thereof, to cure the default or to compensate Lessor for all damages sustained by Lessor resulting from Lessee's default, including, but not limited to the Enforcement Expenses. Lessee shall, immediately on demand, pay to Lessor a sum equal to the portion of the Letter of Credit so applied or used so as to replenish the amount of the Letter of Credit held up to the amount initially deposited with Lessor. Concurrently with any increase in the Base Rent, Lessee shall deliver to Lessor an amount equal to such increase, which amount shall be added to the Letter of Credit being held by Lessor and be deemed a part of such Letter of Credit thereafter. At anytime after Lessee has defaulted hereunder, Lessor may require an increase in the amount of the Letter of Credit required hereunder for the then balance of the Lease term and Lessee shall, immediately on demand, pay to Lessor additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Lessor shall return the Letter of Credit to Lessee, less such amounts as are reasonably necessary, as determined solely by Lessor, to remedy Lessee's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Letter of Credit, Lessee shall promptly deliver to Lessor any and all of such excess sums as determined solely by Lessor.

        B.        Cleaning Deposit:  Intentionally Omitted.

5. Condition of Premises: Lessee hereby accepts the Premises in its current "as is" condition unless otherwise specified in Exhibit B, attached hereto and incorporated herein by this reference. If so specified in Exhibit B hereto, Lessor or Lessee, as the case may be, shall install the improvements ("Tenant Improvements") on the Premises as described and in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B, attached and incorporated herein by this reference. Lessee acknowledges that neither Lessor nor any of Lessor's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Lessee's business or for any other purpose, and that neither Lessor nor any of Lessor's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in Exhibit B to this Lease.

6.      Expenses:

        A. Operating Expenses: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all Operating Expenses as additional rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Lessor in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of Lessee's share of Operating Expenses shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor as reasonably determined by Lessor. These Operating Expenses may include, but are not limited to:

                  (i) Lessor's cost of non-structural repairs to and maintenance of the roof and exterior walls of the Building;

                  (ii) Lessor's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Area includes, but is not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

                  (iii) Lessor's annual cost of insurance insuring against fire and extended coverage (including, if Lessor elects, "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Area), and rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss;

                  (iv) Lessor's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations effective subsequent to the commencement of the Lease;

                  (v) Lessor's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective;

                 (vi) If Lessor elects to so procure, Lessor's cost of preventative maintenance, repair and replacement contracts including, but not limited to, contracts for elevator systems and heating,
        ventilation  and  air   conditioning   systems,   and  trash  or  refuse
        collection;

                  (vii) Lessor's cost of security and fire protection services for the Park, if in Lessor's sole discretion such services are provided;

                  (viii) Lessor's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

                  (ix) Lessor's cost for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings; and

                  (x) Lessor's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park.

Operating expenses shall specifically exclude the following:

     (i) Brokerage commissions, attorneys' fees, costs, disbursements and other expenses incurred by Lessor or its agents in connection with negotiations for leases with tenants, other occupants or prospective tenants or other occupants of the Park, and similar costs incurred in connection with disputes with and/or enforcement of any lease with tenants, other occupants, or prospective tenants or other occupants of the Park.

     (ii) "Tenant allowances", "tenant concessions", workletters, and other costs or expenses (including permit, license and inspection fees) incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants or other occupants of the Park, or vacant, leasable space in the Park, including space planning/interior design fees for same.
     (iii) Depreciation and other "non-cash" expense items or amortization except as provided in Paragraph 43 of Addendum 1.

     (iv) Services, items and benefits for which Lessee or any other tenant or occupant of the Park specifically reimburse Lessor or for which Lessee or any other tenant or occupant of the Building pays third persons.

        (v) Costs or expenses (including fines, penalties and legal fees) incurred due to the violation by Lessor, its employees, agents and/or contractors, any tenant (other than Lessee) or other occupant of the Park of any items and conditions (other than by Lessee) of this Lease or of the leases of other tenants in the Park and /or of any valid, applicable laws, rules, regulations and codes of any federal, state, county, municipal or other governmental authority having jurisdiction over the Building that would not have incurred but for such violation by Lessor, its employees agents and/or contractors, it being intended that each party shall be responsible for the costs resulting from its own violation of such leases and laws, rules, regulations and codes as same shall pertain to the Building.

        (vi) Penalties for late payment, including without limitation, with respect to taxes, equipment leases, etc.

        (vii) Payment of principal, finance charge or interest on debt or amortization on any mortgage, deed of trust or other debt, and rental payments (or increases in same) under any ground of underlying lease or leases (except to the extent the same may be made to pay or reimburse, or may be measured by, real estate taxes).

        (viii) Real estate taxes allocable to the leasehold improvements of other tenants in the Park.

        (ix)      Advertising and promotional expenses

        (x) Costs of restoration or repair of the Park as a result of total or partial destruction or condemnation thereof, such costs to be handled pursuant to Article 15 the Lease.

        (xi)      Contributions to charitable organizations.

        (xii) Costs incurred in removing the property of former tenants and/or other occupants of the Park.

        (xiii) Costs or fees relating to the defense of Lessor's title to or interest in the Park and/or the land, or any part thereof.

        (xiv) Compensation in the form of wages, salaries and such other compensation and benefits, as well as any adjustments thereto, for all employees and personnel of Lessor above the level of Property Manager.

        (xv)      Gross receipt taxes.

        B. Tax Expenses: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Lessee's personal property. The amount of Lessee's share of Tax Expenses shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor as solely determined by Lessor. Lessee shall also pay any increase in real property taxes attributable, in Lessor's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Lessee. The term "Tax Expenses" includes, but is not limited to, any form of tax and assessment (general, special, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described (excluding inheritance or estate taxes), including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax.

        C. Payment of Expenses and Administrative Expenses: Lessor shall estimate Lessee's share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Lessee to Lessor, as additional rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and Lessee shall pay one-twelfth (1/12th) of such estimated amount as additional rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). Not later than March 31 of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Lessor shall endeavor to furnish Lessee with a true and correct accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor the amount of any underpayment. Notwithstanding the foregoing, failure by Lessor to give such accounting by such date shall not constitute a waiver by Lessor of its right to collect any of Lessee's underpayment at anytime. Lessor shall credit the amount of any overpayment by Lessee toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee. Lessee, at its sole cost and expense through any qualified representative designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Lessor's reasonable business hours and not more frequently than once during any calendar year. Lessee's obligations to pay its share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

        If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Lessor shall have the right to reasonably estimate Lessee's share of such expenses, and if Lessor determines that an underpayment is due, Lessee hereby agrees that Lessor shall be entitled to deduct such underpayment from Lessee's Security Deposit. If Lessor reasonably determines that an overpayment has been made by Lessee, Lessor shall refund said overpayment together with the return of Lessee's Security Deposit. Notwithstanding the foregoing, failure of Lessor to accurately estimate Lessee's share of such expenses shall not constitute a waiver of Lessor's right to collect any of Lessee's underpayment at anytime.


        In addition to the Base Rent set forth in Paragraph 3 hereof, Lessee shall pay Lessor, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Lessor for accounting and management services rendered on behalf of the Park, an amount equal to ten percent (10%) of the aggregate of Lessee's share of (i) the total Operating Expenses and Tax Expenses as described in Paragraphs 6.A. and 6.B. above, respectively, and (ii) all Common Area Utility

Costs for the Park as described in Paragraph 7. Lessee's obligations to pay its share of such administrative expenses shall survive the expiration or earlier termination of this Lease.

7. Utilities: Lessee shall pay the cost of all water, sewer use and connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Lessee. Lessee shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated. For any such utility fees or use charges that are not billed or metered separately to Lessee, Lessee shall pay to Lessor, as additional rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Lessee's use of the Premises as reasonably estimated and determined by Lessor based upon factors such as size of the Premises and intensity of use of such utilities by Lessee such that Lessee shall pay the portion of such charges reasonably consistent with Lessee's use of such utilities ("Utility Expenses"). If Lessee disputes any such estimate or determination, then Lessee shall either pay the estimated amount or cause the Premises to be separately metered at Lessee's sole expense. In addition, Lessee shall pay Lessor its share, which is described on Page 1, as additional rent, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs") within fifteen (15) days after receiving a bill from Lessor. The amount of Lessee's share of Common Area Utility Costs shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor as reasonably determined by Lessor. Lessee acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Lessee acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Lessor, Lessee, the Premises, the Building or the Park, and Lessee shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Lessee by reason of any such rationing or restrictions. Lessee further agrees to pay and discharge, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Lessee's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

8. Late Charges: Lessee acknowledges that late payment (the fifth day of each month or anytime thereafter) by Lessee to Lessor of Base Rent, Lessee's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Lessee is not received by Lessor when due, Lessee shall promptly pay to Lessor all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Lessee, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge or other charges shall not constitute a waiver by Lessor of Lessee's default with respect to the delinquent amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor for any other breach of Lessee under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Lessor, at Lessor's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9. Use of Premises: The Premises are to be used solely for the uses stated on Page 1 and for no other uses or purposes without Lessor's prior written consent. The use of the Premises by Lessee and its agents, invitees and employees shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), and (b) any and all declarations of covenants, conditions and restrictions ("CC&Rs") and any supplement thereto which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof.

        Lessee shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Lessor, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the Park, or injure or annoy other tenants or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, as determined by Lessor, in its sole discretion, for the benefit, quiet enjoyment and use by Lessor and all other tenants or occupants of the Building or other buildings in the Park; nor shall Lessee cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, fumes or vibrations. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Lessee shall not store, nor permit any other person or entity to store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises. Lessee shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Lessee shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside Park; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Lessee shall honor the terms of all recorded CC&Rs relating to the Premises, the Building, the Lot and/or the Park. Lessee shall honor the rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations of Lessor now or hereafter enacted relating to parking and the operation of the Building and the Park. If Lessee fails to comply with such Laws, CC&Rs, rules and regulations or the provisions of this Lease, Lessor shall have the right to collect from Lessee a reasonable sum as a penalty, in addition to all rights and remedies of Lessor hereunder including, but not limited to, the payment by Lessee to Lessor of all Enforcement Expenses and Lessor's costs and expenses, if any, to cure any of such failures of Lessee, if Lessor, at its sole option, elects to undertake such cure.

10. Alterations and Additions: Lessee shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Lessor. If any such alteration or addition is expressly permitted by Lessor, Lessee shall deliver at least twenty
(20) days prior notice to Lessor, from the date Lessee intends to commence construction, sufficient to enable Lessor to post a Notice of Non-Responsibility. In all events, Lessee shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Lessor. All alterations and additions shall be installed by a licensed contractor approved by Lessor, at Lessee's sole expense in compliance with all applicable Laws, CC&Rs, and Lessor's rules and regulations. Lessee shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. As a condition to Lessor's consent to the installation of any fixtures or improvements, Lessor may require Lessee to post and obtain a completion and indemnity bond for up to one hundred fifty percent (150%) of the cost of the work. Upon termination of this Lease, Lessee shall remove all signs, fixtures, furniture and furnishings and if requested by Lessor, remove any improvements made by Lessee and repair any damage caused by the installation or removal of such signs, fixtures, furniture, furnishings and improvements and leave the Premises in as good condition as they were in at the time of the commencement of this Lease, excepting for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Lessee or Lessee otherwise performing all of its obligations under this Lease.

11. Repairs and Maintenance: Lessee shall, at Lessee's sole cost and expense, keep and maintain the Premises and the adjacent Park in good, clean and safe condition and repair to the satisfaction of Lessor including, but not limited to, repairing any damage caused by Lessee or its employees, representatives, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, Lessee shall be solely responsible for maintaining, repairing and replacing all interior plumbing and mechanical systems, heating, ventilation and air conditioning systems (see Paragraph 43), interior electrical wiring and equipment, interior lighting, all interior glass, interior window casements, partitions, tenant signage, interior doors and door closers, fixtures, equipment, interior painting, and interior walls and floors of the Premises. Lessee's obligation to keep, maintain, preserve and repair the Premises and the adjacent Park shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises.

        Subject to the provisions of Paragraphs 6 and 9 of this Lease and except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's expense, subject to reimbursement pursuant to Paragraph 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, roof membranes, signage (exclusive of tenant signage), exterior electrical wiring and equipment, exterior lighting, all exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closers, exterior painting, and underground utility and sewer pipes outside the exterior walls of the Building. Lessor reserves the right, but without the obligation, to procure and maintain the heating, ventilation and air conditioning systems maintenance contract and if Lessor so elects, Lessee will reimburse Lessor for the cost thereof in accordance with the provisions of Paragraph 6 above.

        Except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's sole cost and expense, to keep in good repair the structural portions of the floors, foundations and exterior walls (exclusive of glass and exterior doors), and the structural portions of the roof (excluding the roof membrane) of the Building.

        Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Lessor. If Lessee refuses or neglects to repair and maintain the Premises and the adjacent Park properly as required herein and to the reasonable satisfaction of Lessor, Lessor may, but without obligation to do so, at anytime make such repairs and/or maintenance without Lessor having any liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property, or to Lessee's business by reason thereof. In the event Lessor makes such repairs and/or maintenance, upon completion thereof Lessee shall pay to Lessor, as additional rent, the Lessor's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Lessee hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof. Lessee hereby waives any right to repair at the expense of Lessor under any applicable Laws now or hereafter in effect respecting the Premises.

12. Insurance: Lessee shall maintain in full force and effect at all times during the term of this Lease, at Lessee's sole cost and expense, for the protection of Lessee and Lessor, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Lessor and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability: as required by law with a minimum of $1,000,000; (iii) comprehensive general liability insurance (occurrence form) including blanket contractual liability, broad form property damage, premises, personal injury, completed operations, products liability, personal and advertising coverage, fire damage with a combined single limit of not less than (the amount set forth on Page 1) per occurrence, and (the amount set forth on Page 1) per occurrence per location if Lessee has multiple locations, with deletion of the exclusion for explosion, collapse or underground hazard, if applicable, and if necessary, Lessee shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $1,000,000 per occurrence and insuring Lessee against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; and (v) "all risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, fixtures and equipment, including, without limitation, electronic data processing equipment, of Lessee (and coverage for the full replacement cost thereof including business interruption of Lessee).

        Insurance required to be maintained by Lessee shall be written by companies licensed to do business in the State of California and having a "General Policyholders Rating" of at least A (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide." Lessee shall deliver to Lessor certificates of insurance for all insurance required to be maintained by Lessee hereunder at the time of execution of this Lease by Lessee. Lessee shall, at least thirty (30) days prior to expiration of each policy, furnish Lessor with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Lessor). If Lessee fails to maintain any insurance required in this Lease, Lessee shall be liable for all losses and costs resulting from such failure.

        Lessor, any property management company of Lessor for the Premises, any lender(s) of Lessor having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Lessor shall be named as additional insureds under all of the policies required in Paragraph 12.(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Lessee shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Lessor. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Lessee shall not limit Lessee's liability under this Lease.

13. Limitation of Liability and Indemnity: Except for damage resulting from the gross negligence or willful misconduct of Lessor or its authorized representatives, Lessee agrees to protect, defend (with counsel acceptable to Lessor) and hold Lessor and Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Lessee's use of the Premises and/or the Park, or the conduct of Lessee's business, or from any activity, work or thing done, permitted or suffered by Lessee in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Lessee, its agents or employees or third party persons. Lessee agrees that the obligations of Lessee herein shall survive the expiration or earlier termination of this Lease.

        Except for damage resulting from the gross negligence or willful misconduct of Lessor or its authorized representatives, Lessor shall not be liable to Lessee for any loss or damage to Lessee or Lessee's property, for any injury to or loss of Lessee's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Lessee shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Lessor may be liable hereunder. Lessor and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building. To the fullest extent permitted by law, Lessee agrees that neither Lessor nor any of Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Lessee or by any person(s) whomsoever who may at any time be using or occupying or visiting the Premises, the Building or the Park.

14.     Assignment and Subleasing:

        A. Lessee shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents and invitees of Lessee excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Lessor, which consent shall not be withheld unreasonably. When Lessee requests Lessor's consent to such assignment or subletting, it shall notify Lessor in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles. Lessee shall also provide Lessee with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Except in the case of an assignment or sublease to a Lessee Affiliate (as hereinafter defined), Lessor shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) terminate this Lease as of the commencement date stated in the proposed sublease or assignment; provided, however, that if Lessee proposes to sublease twenty-five percent (25%) or less of the Premises, then Lessor shall only have the right under this subsection (1) to terminate this Lease as to the portion of the Premises proposed to be covered by such sublease, (2) sublease or take an assignment, as the case may be, from Lessee of the interest, or any portion thereof, in this Lessee and/or the Premises that Lessee proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld.

        B. Notwithstanding anything to the contrary contained in Section 14(A) above, Lessee shall have the right with the consent of Lessor, which consent shall not be unreasonably withheld, to assign this Lease or to sublease the Premises or any part thereof to a Lessee Affiliate. In the event Lessee proposes to enter into an assignment or sublease with a Lessee Affiliate, then Lessee shall provide Lessor with the information required to be delivered pursuant to said Section 14(A). Lessor shall have the option, to be exercised with thirty
(30) days of receipt of the foregoing, to (1) consent to the proposed assignment or sublease, or (2) in the event Lessor is not satisfied with the proposed Lessee Affiliate Lessor shall have the right to require Lessee to provide a Letter of Credit equal to six (6) months current rent. Said Letter of Credit shall be additional security to the Lease obligation. For proposes of this
Section 14, a "Lessee Affiliate" shall mean an entity that controls, is controlled by or is under common control with, Lessee; and a party shall be deemed to "control" another party for purposes of the aforesaid definition only if the first party owns more than fifty percent (50%) of the stock or other beneficial interests of the second party.

        C. Without otherwise limiting the criteria upon which Lessor may withhold its consent under Sections 14(A) and (B) above, Lessor shall be entitled to consider all reasonable criteria including, but not limited to the following: (i) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in a manner which, is in keeping, with the then character and nature of all other tenancies in the Park,
(ii) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Park and whether such use would be prohibited by any other portion of this Lease, including, but not limited to any rules and regulations then in effect, or under applicable Laws, and whether such use imposes a greater load upon the Premises and the Park and Project services then imposed by Lessee,
(iii) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-tern financial and competitive business prospects of the proposed assignee or subtenant, (iv) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved, and (v) that the sublease or assignment agreement requires payment of the rent and other amounts as required of Lessee hereunder with respect to the space being subleased or assigned which are in no event less than that being offered by Lessor for similar space in the Park under leases then being negotiated. In any event, Lessor may withhold its consent to any assignment or sublease, if (1) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 9 above or with any other lease which restricts the use to which any space in the Park may be put, or (2) the proposed assignment or sublease requires alterations, improvements or additions to the Premises of portions thereof with a cost in excess of one thousand dollars ($1,000.00), and Lessor has not given reasonable prior written approval.

        D. The assignment or sublease agreement, as the case may be, after approval by Lessor in the form of Lessor's standard Consent to Sublease executed by all parties, shall not be amended without Lessor's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Lessor upon receiving written notice from Lessor that Lessee is in default under this Lease with respect to the payment of Rent. Lessor's colletion of such rent and other sums shall not constitute an acceptance by Lessor of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Lessee of any liability under this Lease. Any assignment or subletting without Lessor's consent shall be void, and shall, at the option of Lessor, constitute a Default under this Lease.

        E. Lessee shall pay Lessor reasonable fees (including, without limitation, the fees of Lessor's counsel), incurred in connection with Lessor's review and processing of documents regarding any proposed assignment or sublease.

        F. Lessee acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 14 on Lessee's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Lessee seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

        G. Excess Sublease Rental or Assignment Consideration: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Lessee shall pay the Lessor monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent net of commissions or other consideration in excess of the Rent called for hereunder.

     H. Waiver: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Lessor to any assignee or sublessee, or failure by Lessor to take action against any assignee or sublessee, Lessee waives notice of any default of any assignee or sublessee and agrees that Lessor may, at its option, proceed against Lessee without having taken action against or joined such assignee or sublessee, except that Lessee shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

15. Waiver of Subrogation: Lessee waives any right to recover against Lessor for claims for damages to Lessee's property, including, but not limited to, personal property, fixtures and equipment, covered by insurance. This provision is intended to waive fully, and for the benefit of Lessor, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Lessee pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

16. Ad Valorem Taxes: Prior to delinquency, Lessee shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Lessee; and if requested by Lessor, Lessee shall promptly deliver to Lessor copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Lessee, Lessee shall pay the amount thereof as invoiced by Lessor.

17. Subordination: Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Lessor or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee shall, notwithstanding any subordination and upon the request of such successor to Lessor, attorn to and become the Lessee of the successor in interest to Lessor, provided such successor in interest will not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of the terms and provisions of this Lease. The successor in interest to Lessor following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Lessee might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent; or (d) liable to Lessee for any Security Deposit not actually received by such successor in interest. Lessee covenants and agrees to execute (and acknowledge if required by Lessor, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Lessor and in the form requested by Lessor, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Lessee's failure to timely execute and deliver such additional documents shall, at Lessor's option, constitute a material default hereunder. It is further agreed that Lessee shall be liable to Lessor, and shall indemnify Lessor from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Lessee to execute or deliver to Lessor any such additional documents.

18. Right of Entry: Lessee grants Lessor or its agents the right to enter the Premises escorted by a representative of Lessee at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Lessor's option, Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes. It is further agreed that Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises in an emergency. Lessor shall also have the right to place "for rent" and/or "for sale" signs on the outside of the Premises. Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the gross active negligent acts or willful misconduct of Lessor or its authorized representatives.

19. Estoppel Certificate: Lessee shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Lessor, within ten (10) days after Lessor provides such to Lessee, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed, and such other matters as Lessor may reasonably require. Any such statement may be conclusively relied upon by Lessor and any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that
(a) this Lease is in full force and effect, without modification except as may be represented by Lessor; (b) there are no uncured defaults in Lessor's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Lessee pays Rent quarterly in advance pursuant to Paragraph 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Lessee to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease. Lessee shall be liable to Lessor, and shall indemnify Lessor from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Lessee to execute or deliver to Lessor any such certified estoppel certificate.

20. Lessee's Default: The occurrence of any one or more of the following events shall, at Lessor's option, constitute a default and breach of this Lease by Lessee:

                  (i) The vacation or abandonment of the Premises by Lessee for a period of ten (10) consecutive days, unless Lessee is actively attempting to sublease the premises and Lessee waives any right to notice Lessee may have under applicable law;

                  (ii) The failure by Lessee to make any payment of Rent or any other payment required hereunder on the date said payment is due;

                  (iii) The failure by Lessee to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except default in the payment of Rent); provided, if such default is susceptible of cure and Lessee has promptly commenced the cure of such default and is diligently prosecuting such cure to completion, then the same must remain uncured for a period, unless otherwise noted herein, of fifteen (15) days after written notice;

                  (iv) The making of a general assignment by Lessee for the benefit of creditors, the filing of a voluntary petition by Lessee or the filing of an involuntary petition by any of Lessee's creditors seeking the rehabilitation, liquidation, or reorganization of Lessee under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Lessee's assets or this leasehold, Lessee's insolvency or inability to pay Lessee's debts or failure generally to pay Lessee's debts when due, any court entering a decree or order directing the winding up or liquidation of Lessee or of substantially all of Lessee's assets, Lessee taking any action toward the dissolution or winding up of Lessee's affairs, the cessation or suspension of Lessee's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets or this leasehold;

                  (v) Lessee's use or storage of Hazardous Materials on the Premises other than as permitted by the provisions of Paragraph 29 below;

                  (vi) The making of any material misrepresentation or omission by Lessee in any materials delivered by or on behalf of Lessee to Lessor pursuant to this Lease; or

          (vii) Lessee's default or other breach of any covenant, condition or provision of any lease agreement between Lessee or an affiliated entity of Lessee, as the tenant, and Lessor or an affiliated entity of Lessor, as landlord, with regard to any and all leased premises other than the Premises as described herein.

21. Remedies for Lessee's Default: In the event of Lessee's default or breach of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Lessor this Lease shall terminate on the date specified by Lessor in such notice and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Lessee, Lessor may consider any personal property belonging to Lessee and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Lessor pursuant to this Paragraph 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee. If Lessor relets the Premises or any portion thereof, (i) Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs, and (ii) the rent received by Lessor from such reletting shall be applied to the payment of, first, any indebtedness from Lessee to Lessor other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Lessor in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses due under this Lease. After deducting the payments referred to above, any sum remaining from the rental Lessor receives from reletting shall be held by Lessor and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Lessee be entitled to any excess rent received by Lessor. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. So long as this Lease is not terminated, Lessor shall have the right to remedy any default of Lessee, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Lessor's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

        If Lessee breaches this Lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach or default of the Lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as a result of Lessee's failure to perform its obligations hereunder, including, but not limited to, the cost of any tenant improvements, and all costs Lessor incurs in reletting the Premises or any part thereof, including without limitation, brokerage or leasing commissions, expenses of cleaning, redecorating, and further improving the Premises and like costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Lessor does not terminate Lessee's right of possession, and until such termination, Lessor shall have the remedy described in Section 1951.4 of the California Civil Code (Lessor may continue this Lease in effect after Lessee's breach and abandonment and recover Rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Lessee waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Lessee is evicted or Lessor takes possession of the Premises by reason of any default of Lessee hereunder.

        The foregoing rights and remedies of Lessor are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Lessee defaults or otherwise breaches this Lease, any and all Base Rent waived by Lessor under Paragraph 3 above shall be immediately due and payable to Lessor and all options granted to Lessee hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Lessor.

        The waiver by Lessor of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Lessee hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.

22. Holding Over: If Lessee holds possession of the Premises after the expiration of the term of this Lease with Lessor's consent, Lessee shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Lessee shall continue in possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Lessor's permission for Lessee to hold over. Acceptance of Base Rent by Lessor following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23. Lessor's Default: Lessor shall not be deemed in breach or default of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor hereunder. For purposes of this provision, a reasonable time shall in no event be more than thirty (30) days after receipt by Lessor of written notice specifying the nature of the obligation Lessor has not performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Lessor shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

24. Parking: Lessee shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Lessor shall exercise reasonable efforts to insure that such spaces are available to Lessee for its use, but Lessor shall not be required to enforce Lessee's right to use the same.

25. Sale of Premises: In the event of any sale of the Premises by Lessor, Lessor shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder as of the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease. Lessee agrees to attorn to such new owner provided such new owner does not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of any of the provisions of this Lease.

26. Waiver: No delay or omission in the exercise of any right or remedy of Lessor on any default by Lessee shall impair such a right or remedy or be construed as a waiver.

        The subsequent acceptance of Rent by Lessor after breach by Lessee of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such breach.

        No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

27. Casualty Damage: If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Lessor does not elect to terminate this Lease and provided insurance proceeds and any contributions from Lessee, if necessary, are available to fully repair the damage, Lessor shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements, alterations or additions installed by or for the benefit of Lessee under the provisions of this Lease. Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds and any contributions from Lessee, if necessary, actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or active or passive negligence or omissions of Lessee or any of Lessee's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within thirty (30) days after the date of notice to Lessee of any such event, whereupon all rights and obligations shall cease and terminate hereunder.

        Except as otherwise provided in this Paragraph 27, Lessee hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28. Condemnation: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Lessee or Lessor may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Lessee shall not because of such condemnation assert any claim against Lessor or the condemning authority for any compensation because of such condemnation, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate of interest or interest of Lessee. If a substantial portion of the Premises, Building or the Lot is so Condemned, Lessor at its option may terminate this Lease. If Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Lessee, as solely determined by Lessor, for the Rent corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such partial condemnation and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded.

29. Environmental Matters/Hazardous Materials: As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated byphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "Environmental Laws") or poses or threatens to pose a hazard to the health or safety of persons on the Leased Premises or any adjacent property.

        Lessee agrees that during its use and occupancy of the Leased Premises it will not permit Hazardous Materials to be present on or about the Leased Premises except in a manner and quantity necessary for the ordinary performance of Lessee's business and that it will comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials.

        If Lessee's use of Hazardous Materials on or about the Leased Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Leased Premises or the property in which the Leased Premises are located, Lessee agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of (i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Lessor that are reasonably necessary to protect the value of the Leased Premises or the property in which the Leased Premises are located. Lessor shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Leased Premises or the property in which the Leased Premises are located. All costs and expenses paid or incurred by Lessor in the exercise of such right shall be payable by Lessee upon demand.

        Upon reasonable notice to Lessee, Lessor may inspect the Leased Premises for the purpose of determining whether there exists on the Leased Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Lessor herein to perform inspections shall not create a duty on Lessor's part to inspect the Leased Premises, or liability on the part of Lessor for Lessee's use, storage or disposal of Hazardous Materials, it being understood that Lessee shall be solely responsible for all liability in connection therewith.

        Lessee shall surrender the Leased Premises to Lessor upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Leased Premises by Lessee or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws.

        Lessee agrees to indemnify and hold harmless Lessor from and against any and all claims, losses (including, without limitation, loss in value of the Leased Premises or the property in which the Leased Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Lessor attributable to (i) any Hazardous Materials placed on or about the Leased Premises by Lessee or its agents, employees, contractors or invitees or (ii) Lessee's breach of any provision of this Section 29.

        The provisions of this Section 29 shall survive the expiration or earlier termination of this Lease.

30. Financial Statements: Lessee, for the reliance of Lessor, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Lessor's request therefor, but not more often than once annually so long as Lessee is not in default of this Lease, shall deliver to Lessor the then current audited financial statements of Lessee which shall be those financial statements that are available to the public (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Lessee at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Lessee shall provide Lessor with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Lessor in Lessor's reasonable discretion, which reflects the financial condition of Lessee. If Lessor so requests, Lessee shall deliver to Lessor an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Lessee hereunder shall be subject to and conditioned upon Lessor's reasonable approval of Lessee's financial condition at the time of Lessee's exercise of any such option.

31.     General Provisions:

        (i) Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        (ii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        (iii) Recordation. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of the Lessor.

        (iv) Lessor's Personal Liability. The liability of Lessor (which, for purposes of this Lease, shall include Lessor and the owner of the Building if other than Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Premises or the Building and Lessee agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Lessor nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Lessor; it being intended that Lessor and the individual partners, directors, officers, shareholders, agents or employees of Lessor shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Lessor under this Lease is limited to its actual period of ownership of title to the Building, and Lessor shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Lessor's interest in the Premises or the Building. Lessee agrees to attorn to any entity purchasing or otherwise acquiring the Premises.

        (v) Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

        (vi) Choice of Law. This Lease shall be governed by the laws of the State of California.

        (vii) Attorneys' Fees. In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys' fees.

        (viii) Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

        (ix) Warranty of Authority. Each person executing this agreement on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

        (x) Notices. All notices and demands required or permitted to be sent to Lessor or Lessee shall be in writing and shall be sent by United States mail, certified and postage prepaid, or by personal delivery or by overnight courier, addressed to Lessor at 30 Executive Park, Suite 100, Irvine, California 92714, or to Lessee at the Premises, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail.

        (xi) Joint and Several. If Lessee consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

        (xii) Covenants and Conditions. Each provision to be performed by Lessee hereunder shall be deemed to be both a covenant and a condition.

        (xiii) Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

        (xiv) Counterclaims. In the event Lessor commences any proceedings for nonpayment of Rent, or any other sums or amounts due hereunder, Lessee shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Lessee's right to assert such claims in any separate action brought by Lessee or the right to offset the amount of any final judgment owed by Lessor to Lessee.

32. Signs: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Lessor's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Lessor's Sign Criteria as set forth in Exhibit E hereto and made a part hereof. Lessee shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Lessee shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Lessor shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Lessee further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33. Mortgagee Protection: Upon any breach or default on the part of Lessor, Lessee will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Lessee with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be more than ninety
(90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Lessee agrees that each lender to whom this Lease has been assigned by Lessor is an express third party beneficiary hereof. Lessee shall not make any prepayment of Rent more than one
(1) month in advance without the prior written consent of each such lender, except if Lessee is required to make quarterly payments of Rent in advance pursuant to the provisions of Paragraph 8 above. Lessee waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Lessee agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Lessee shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Lessor.

34. Quitclaim: Upon any termination of this Lease, Lessee shall, at Lessor's request, execute, have acknowledged and deliver to Lessor a quitclaim deed of Lessee's interest in and to the Premises.

35. Modifications for Lender: If, in connection with obtaining financing for the Premises or any portion thereof, Lessor's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Lessee's rights hereunder or the use, occupancy or quiet enjoyment of Lessee hereunder.

36. Warranties of Lessee: Lessee hereby warrants and represents to Lessor, for the express benefit of Lessor, that Lessee has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Lessee has elected to enter into this Lease and hereby assumes all risks with respect thereto. Lessee hereby further warrants and represents to Lessor, for the express benefit of Lessor, that in entering into this Lease, Lessee has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Lessee, which is not expressly incorporated herein in writing, is hereby waived by Lessee.

37. Compliance with Americans with Disabilities Act: Lessor and Lessee hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act (the "ADA"), a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, and any amendments thereof. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Lessee is responsible for conducting its own independent investigation of this matter. Except for the construction of any Tenant Improvements, for which Lessee shall be solely responsible for compliance with the ADA, if any barrier removal work or other work is required to the Building, the Common Area or the Park under Title III of the ADA, then such work shall be performed by Lessor; provided, if such work is required under the ADA as a result of Lessee's use of the Premises or any work or alteration made to the Premises by or on behalf of Lessee, then such work shall be performed by Lessor at the sole cost and expense of Lessee. Except as otherwise provided in this provision, Lessee shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA.

38. Brokerage Commission: Lessee hereby represents and warrants to Lessor that Lessee's sole contact with Lessor or with the Premises in connection with this Lease has been directly with Lessor and the Broker (as set forth on Page
1), and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Lessee. Lessee shall indemnify, defend by counsel acceptable to Lessor, protect and hold Lessor harmless from and against any loss, liability, suit, judgment, cost or expense, including, but not limited to, experts' and attorneys' fees and costs, arising from or relating to any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease other than Broker, if any.








IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.


LESSOR:

AETNA LIFE INSURANCE COMPANY ,
A CONNECTICUT CORPORATION

By:     Allegis Realty Investors, LLC
        Its Investment Advisor

        By:
                  /s/ CYNTHIA STEVENIN
                  Cynthia Stevenin, Vice President


LESSEE:

WONDERWARE CORPORATION,
A DELAWARE CORPORATION

By:     ___________________________________

Title:  ___________________________________

Date:   ___________________________________


By:     ___________________________________

Tile:   ___________________________________

Date:   ___________________________________